Exhibit 99.7

ELECTION INFORMATION

THE RIGHT TO MAKE AN ELECTION WILL EXPIRE AT

5:00 P.M., NEW YORK TIME, ON SEPTEMBER 21, 2015 (THE “ELECTION DEADLINE”).

To Brokers, Dealers, Commercial Banks, Trust Companies and other Fiduciaries:

On June 23, 2015, Tri-State 1st Banc, Inc. (“TSOH”), FMNB Merger Subsidiary, LLC and Farmers National Banc Corp. (“Farmers”) entered into the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”).

Subject to the terms and conditions of the Merger Agreement (attached as Annex B to the proxy statement/prospectus dated August 17, 2015), TSOH common shareholders have the opportunity to elect, subject to certain limitations, for each TSOH common share:

1.	STOCK ELECTION: 1.747 Farmers common shares;

2.	CASH ELECTION: $14.20 in cash without interest; or

3.	NO ELECTION: Common shareholders choosing “NO ELECTION” will be entitled to receive a combination of Farmers common shares and cash as provided in the Merger Agreement.

TSOH common shareholders will be deemed to have made “NO ELECTION”

if:

•	The “Election Form and Letter of Transmittal” is not properly completed or if they otherwise fail properly to make an election;

•	A properly completed “Election Form and Letter of Transmittal,” together with their common share certificate(s), confirmation of book-entry transfer or a properly completed Notice of Guaranteed Delivery, is not received by Computershare Trust Company, N.A. and Computershare Inc. (the “Exchange Agent”) before the Election Deadline;

•	They properly and timely revoke a prior election without making a new election; or

•	They check the “No Election” box on the Election Form.

These elections will be subject to proration based on (i) the number of shares subject to each type of election and (ii) the provisions of the Merger Agreement that are intended to ensure that 75% of the outstanding TSOH common shares are converted into the right to receive Farmers common shares and the remaining outstanding TSOH common shares are converted into the right to receive cash.

For your information and for forwarding to those of your clients for whom you hold shares registered in your name or in the name of your fiduciary, we are enclosing the following documents:

1. The Election and Transmittal Form Information Booklet regarding the election process for registered shareholders.

2. The Election Form and Letter of Transmittal, with instructions, that enables registered shareholders to make their elections and surrender their share certificate(s), including a IRS Form W-9 to certify their taxpayer identification/social security numbers.

3. A Notice of Guaranteed Delivery to be used by brokers, dealers, commercial banks, trust companies and other fiduciaries to make an election if the procedures for delivering the necessary certificate(s) representing TSOH common shares cannot be completed on a timely basis.

4. A proposed client letter, which you may wish to use to obtain election instructions from your clients.

YOUR PROMPT ACTION IS REQUIRED. PLEASE CONTACT YOUR CLIENTS AS SOON AS POSSIBLE. PLEASE NOTE THAT THE RIGHT TO MAKE AN ELECTION WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON SEPTEMBER 21, 2015.

For an election to be valid, a duly executed and properly completed election form including any required signature guarantees and any other documents should be sent to the Exchange Agent, together with either common share certificate(s) representing surrendered common shares or timely confirmation of book-entry transfer, must be delivered to the Exchange Agent no later than the Election Deadline in accordance with the instructions contained in the Election Form and Letter of Transmittal.

Shareholders whose common share certificate(s) are not immediately available or who cannot deliver such certificate(s) and all other documents to the Exchange Agent, or who cannot complete the procedures for book-entry transfer, prior to the Election Deadline must surrender their common shares according to the procedure for guaranteed delivery set forth in the enclosed Notice of Guaranteed Delivery.

No fees or commissions will be payable by Farmers or TSOH, or any officer, director, shareholder, agent or other representative of Farmers or TSOH, to any broker, dealer or other person for soliciting surrender of shares pursuant to the election (other than fees paid to the Exchange Agent for services in connection with the election and exchange process). Farmers will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients whose shares are held by you as a nominee or in a fiduciary capacity.

Any inquiries you may have with respect to the election should be addressed to Georgeson Inc. at

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

Banks, Brokers and Shareholders

Call Toll-Free (866) 277-8239

Or Contact via E-mail at:

TSOH@georgeson.com

FARMERS NATIONAL BANC CORP.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE THE APPOINTMENT OF YOU OR ANY PERSON AS AN AGENT OF FARMERS, TSOH, THE EXCHANGE AGENT, OR ANY AFFILIATE OF ANY OF THE FOREGOING, OR TO AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE ELECTION, OTHER THAN THE USE OF THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

ELECTION INFORMATION

THE RIGHT TO MAKE AN ELECTION WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON SEPTEMBER 21, 2015 (THE “ELECTION DEADLINE”).

UNLESS WE HAVE OTHERWISE ADVISED YOU OF AN EARLIER PROCESSING DEADLINE, IT IS IMPERATIVE THAT WE RECEIVE YOUR INSTRUCTIONS PRIOR TO THE ELECTION DEADLINE IN ORDER TO PROPERLY FULFILL YOUR INSTRUCTIONS.

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